Exhibit 10.2

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES

SALE AND SERVICING AGREEMENT

This FIFTH AMENDMENT to THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT, dated as of November 12, 2010 (this “Amendment”), is entered into by and among SYNNEX CORPORATION , a Delaware corporation (“Synnex”), as servicer and as an originator, and SIT FUNDING CORPORATION, a Delaware corporation (the “Buyer”).

RECITALS

A. WHEREAS, Synnex and the Buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and

B. WHEREAS, Synnex and the Buyer hereto desire to amend and modify certain terms of the SSA as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 15, 2010 (the “Fourth A&R RFA”), by and among the Buyer, PNC Bank, National Association, Market Street Funding LLC, Liberty Street Funding LLC and The Bank of Nova Scotia.

2. Amendments to the SSA. Clause (v) of Section 4.01(x) is renumbered as clause (vi). A new clause (v) is added to Section 4.01(x) as follows:

“(v) Collections. Each remittance of Collections by an Originator to the Buyer will have been made (i) in payment of a debt incurred by such Originator from the Buyer in the ordinary course of business or financial affairs of such Originator and (ii) in the ordinary course of business or financial affairs of such Originator.”

3. Amendments to Exhibits, Schedules and Annexes to the SSA. Annex X is replaced in its entirety with Annex X as attached to the Fourth A&R RFA. Each of the following Schedules and Annexes to the SSA are replaced with the corresponding schedules and annexes attached to this Amendment: Schedule 4.01(b), Schedule 4.01(d), Schedule 4.01(h), Schedule 4.01(i), Schedule 4.01(j), Schedule 4.01(m), Schedule 4.01(t), Schedule 4.02(g), Annex Y and Annex Z.

4. Representations and Warranties. Each of Synnex and the Buyer represents and warrants for itself as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to it.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties of the Transaction Parties set forth in the SSA shall be true and correct and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.

(f) As of the date hereof, Synnex is the only Originator party to the SSA.

5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the SSA shall be deemed to be references to the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the SSA other than as set forth herein.

6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the SSA or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION, as Buyer

By:	/s/ Simon Y. Leung
	Name:	Simon Y. Leung
	Title:	Senior Vice President, General Counsel and Secretary

SYNNEX CORPORATION, individually and as an Originator

By:	/s/ Simon Y. Leung
Name:
	Title:	Senior Vice President, General Counsel and Secretary

SYNNEX CORPORATION, as Servicer

By:	/s/ Simon Y. Leung
	Name:	Simon Y. Leung
	Title:	Senior Vice President, General Counsel and Secretary

S-1	Fifth Amendment to Third Amended and Restated
Sale and Servicing Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Luke Evans
	Name:	Luke Evans
	Title:	Director

S-2	Fifth Amendment to Third Amended and Restated
Sale and Servicing Agreement